EXHIBIT 32.1: Certification of Chief Executive Officer pursuant to 18 U.S.C.ss.1850 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                           CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of South Texas Oil Company (the "Company") on Form 10-KSB-A for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Murray N. Conradie, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and that to the best of the undersigned's knowledge and belief:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                         /s/ Murray N. Conradie
                         -------------------------------------------
                         MURRAY N. CONRADIE, Chief Executive Officer
				and Principal Financial Officer

Dated: April 16, 2007